Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CX2 Technologies., Inc. (the "Company") on Form 10-QSB for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Adam Reiser Chief Executive Officer, President, and Principal Executive, Financial and Accounting Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the end of and for the period covered by the Report.

Date: February 14, 2008

/s/ Adam Reiser

_______________________________________

Adam Reiser, Chief Executive Officer, President, Principal Executive,

Financial and Accounting Officer